UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

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First Carolina Financial Services, Inc.

(Exact name of registrant as specified in its charter)

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North Carolina (State or other jurisdiction of incorporation)	001-43359 (Commission File Number)	27-2136973 (IRS Employer Identification Number)

2626 Glenwood Avenue, Suite 520 Raleigh, North Carolina, 27608
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (252) 937-2152

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.50 per share	FCBM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2026, Steven G. Deaton, Chief Financial Officer and Chief Risk Officer of First Carolina Financial Services, Inc. (the “Company”), provided notice of his retirement from his roles as Chief Financial Officer and Chief Risk Officer of the Company and First Carolina Bank (the “Bank”), a subsidiary of the Company, effective January 1, 2027.

Item 7.01 Regulation FD.

On September 18, 2026, the Company issued a press release announcing the retirement of Mr. Deaton. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 6, 2026, the Company completed a full redemption of $32.0 million aggregate principal amount of its Fixed to Floating Rate Subordinated Notes due December 6, 2029. The Company estimated its consolidated and the Bank’s nonconsolidated net interest margin for the months of July, August and September (based on averages from August) 2026 on month-to-date, year-to-date and quarter-to-date bases as follows:

First Carolina Financial Services, Inc. (Consolidated)
	NIM MTD	NIM YTD	NIM QTD
July	3.34%	3.25%	-
August	3.34%	3.27%	-
September (Estimate)	3.34%	3.28%	3.34%

First Carolina Bank
	NIM MTD	NIM YTD	NIM QTD
July	3.46%	3.38%	-
August	3.47%	3.39%	-
September (Estimate)	3.47%	3.40%	3.47%

The information being furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information being furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report contains, and future oral and written statements by us and our management may contain, forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include discussion of plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, statements that may predict, forecast, indicate or imply future results, performance or achievements. We caution that the forward-looking statements are based largely on our expectations, including estimated financial figures which are preliminary in nature, and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control and could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are described under “Risk Factors” in our Registration Statement on Form S-1 and subsequent filings with the U.S. Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Number	Description

99.1	Press Release by First Carolina Financial Services, Inc., dated September 18, 2026
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAROLINA FINANCIAL SERVICES, INC.

Date: September 18, 2026	By:	/s/ Ronald A. Day
Ronald A. Day
Chairman, President and Chief Executive Officer